United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event) July 21, 2004

                        Commission File Number: 333-61547

                           CONTINENTAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


            Oklahoma                     333-61547                73-0767549
--------------------------------------------------------------------------------
 (State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)


              302 N. Independence, Suite 1500, Enid, Oklahoma       73701
               (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (580) 233-8955

--------------------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 21, 2004, Continental Resources, Inc. ("CRI") completed the sale of all of the issued and outstanding capital of its subsidiary, Continental Gas, Inc. ("CGI"), to its shareholders, Harold Hamm and Bert H. Mackie, as Trustee of the Harold Hamm DST Trust (the "DST Trust") and of the Harold Hamm HJ Trust (the "Buyers") for $22.6 million. The sale was effective as of May 31, 2004. The purchase price was based on the appraisal of an independent third party appraiser who also issued an fairness opinion with respect to the financial terms of the transaction. The assets of CGI included seven gas gathering systems, three gas-processing plants, and approximately 750 miles of gas gathering lines, and at the date of the sale, CGI had outstanding indebtedness under its credit facility of $16.4 million. Immediately prior to the sale, CGI transferred to CRI all of CGI's interests in the oil and gas properties previously owned by CGI. In addition, on July 20, 2004, CRI paid a $14.9 million cash dividend to its shareholders. Also, on July 19, 2004, CRI repurchased $7,650,000 aggregate principal amount of its outstanding 10-1/4% Senior Subordinated Notes Due 2008 for a purchase price of $7,650,000 plus accrued but unpaid interest.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) Pro forma financial information

      Continental Resources, Inc. Unaudited Pro Forma Consolidated Financial
        Statements

      Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2004

      Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2003 and for the three months ended March 31,
        2004

(c) Exhibits:

     10     Stock Purchase Agreement dated July 19, 2004, among
            Continental Resources, Inc., Harold Hamm, and Bert H. Mackie, as Trustee of the Harold Hamm DST Trust and the Harold Hamm HJ Trust.

         Notes to Unaudited Pro Forma Consolidated Financial Statements

CONTINENTAL RESOURCES, INC. UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
STATEMENTS

     The following tables set forth certain pro forma information after giving effect to the sale of CGI stock and the application of the proceeds therefrom (the "Sale"). The unaudited pro forma consolidated balance sheet as of March 31, 2004, is based on our unaudited historical consolidated balance sheet as of March 31, 2004, and gives effect to the Sale as if it had occurred on March 31, 2004. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2003, has been derived from our audited consolidated financial statements for the year ended December 31, 2003. The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2004 gives effect to the Sale as if it had occurred on January 1, 2003. The pro forma information presented herein does not purport to be indicative of the financial position or results of operations that would have actually occurred had the Sale occurred on the dates indicated or which may occur in the future. All pro forma adjustments are based on preliminary estimates and assumptions and are subject to revision.

                              CONTINENTAL RESOURCES, INC. AND SUBSIDIARIES
                                  PRO FORMA CONSOLIDATED BALANCE SHEET
                                             March 31, 2004
                                       (Unaudited, in thousands)
                                                                         PRO FORMA
                                                     -------------------------------------------------
                       Assets                           HISTORICAL      ADJUSTMENTS       PRO FORMA
                                                     ---------------- --------------- ----------------
Current assets:
  Cash and cash equivalents                           $        1,968  $     (1,583)   $         385
  Accounts receivable:

    Oil and gas sales                                         18,964           (58)          18,906
    Joint interest and other, net                             11,196        (5,773)           5,423
  Inventories                                                  5,168          (153)           5,015
  Prepaid expenses                                               144            (4)             140
  Fair value of derivative contracts                              40                             40
                                                     ---------------- --------------- ----------------
    Total current assets                                      37,480        (7,571)          29,909

Property and equipment, at cost:
  Oil and gas properties, based on
    successful efforts accounting                            616,546             -          616,546
  Gas gathering and processing facilities                     50,882       (50,186)             696
  Service properties, equipment and other                     19,629        (1,579)          18,050
                                                     ---------------- --------------- ----------------
    Total property and equipment                             687,057       (51,765)         635,292
  Less accumulated depreciation,
    depletion and amortization                               242,076       (14,015)         228,061
                                                     ---------------- --------------- ----------------
    Net property and equipment                               444,981       (37,750)         407,231

Other assets:
  Debt issuance costs, net                                     4,344          (255)           4,089
  Other assets                                                     8            (5)               3
                                                     ---------------- --------------- ----------------
    Total other assets                                         4,352          (260)           4,092
                                                     ---------------- --------------- ----------------
      Total assets                                    $      486,813  $    (45,581)   $     441,232
                                                     ================ =============== ================

        Liabilities and stockholders' equity

Current liabilities:
  Accounts payable                                    $       26,614  $     (6,843)   $      19,771
  Current portion of long-term debt                            5,776        (2,429)           3,347
  Revenues and royalties payable                               7,935           (51)           7,884
  Accrued liabilities:
    Interest                                                   3,054             -            3,054
    Other                                                      6,330          (138)           6,192
  Fair value of derivative contracts                           1,433             -            1,433
                                                     ---------------- --------------- ----------------
    Total current liabilities                                 51,142        (9,461)          41,681

Long-term debt, net of current portion                       291,199       (13,964)         277,235
Asset retirement obligation                                   26,891          (371)          26,520
Other noncurrent liabilities                                     166             -              166

Stockholders' equity:
  Preferred stock, $0.01 par value, 1,000,000 shares
    authorized, no shares issued and outstanding                   -             -                -
  Common stock, $0.01 par value, 20,000,000 shares
    authorized, 14,368,919 shares issued and outstanding         144                            144
  Additional paid-in-capital                                  25,087           (10)          25,077
  Retained earnings                                           93,181       (21,775)          71,406
  Accumulated other comprehensive income                        (997)            -             (997)
                                                     ---------------- --------------- ----------------
    Total stockholders' equity                               117,415       (21,785)          95,630
                                                     ---------------- --------------- ----------------
      Total liabilities and stockholders' equity      $      486,813  $    (45,581)   $     441,232
                                                     ================ =============== ================

                                         CONTINENTAL RESOURCES, INC. AND SUBSIDIARIES
                                            PRO FORMA CONSOLIDATED INCOME STATEMENT
                                               (Dollars in thousands, unaudited)
                                                                                Three Months Ended March 31, 2004
                                                                      -------------------------------------------------------
                                                                         HISTORICAL          ADJUSTMENTS        PRO FORMA
                                                                      ------------------  -----------------  ----------------
Revenues:
  Oil and gas sales                                                   $        36,123     $             -    $      36,123
  Crude oil marketing and trading                                              55,705                   -           55,705
  Change in derivative fair value                                                (396)                  -             (396)
  Gas gathering, marketing and processing                                      15,865             (15,865)               -
  Oil and gas service operations                                                2,114                   -            2,114
                                                                      ------------------  -----------------  ----------------
    Total revenues                                                            109,411             (15,865)          93,546

Operating costs and expenses:
  Production                                                                   10,548                   -           10,548
  Production taxes                                                              2,582                   -            2,582
  Exploration                                                                   2,092                   -            2,092
  Crude oil marketing and trading                                              55,863                   -           55,863
  Gas gathering, marketing and processing                                      13,808             (13,808)               -
  Oil and gas service operations                                                1,946                   -            1,946
  Depreciation, depletion and amortization of oil and gas properties           10,467                   -           10,467
  Depreciation and amortization of other property and equipment                 1,165                (817)             348
  Property impairments                                                          1,897                   -            1,897
  Asset retirement obligation accretion                                           277                  (4)             273
  General and administrative                                                    2,500                (278)           2,222
                                                                      ------------------  -----------------  ----------------
    Total operating costs and expenses                                        103,145             (14,907)          88,238

    Operating income                                                            6,266                (958)           5,308

Other income (expenses):
  Interest income                                                                  27                  (2)              25
  Interest expense                                                             (5,289)                194           (5,095)
  Other income, net                                                                23                 (11)              12
  Loss on disposition of assets                                                   (35)                  -              (35)
                                                                      ------------------  -----------------  ----------------
    Total other income (expense)                                               (5,274)                181           (5,093)

Net income (loss)                                                     $           992     $          (777)   $         215
                                                                      ==================  =================  ================

                                CONTINENTAL RESOURCES, INC. AND SUBSIDIARIES
                                   PRO FORMA CONSOLIDATED INCOME STATEMENT
                                           (Dollars in thousands)
                                                                     Year Ended December 31, 2003
                                                               -------------------------------------------
                                                               HISTORICAL    ADJUSTMENTS      PRO FORMA
                                                               ----------    -----------      ---------
Revenues:                                                                    (Unaudited)     (Unaudited)
Oil and gas sales                                              $ 138,948     $        -      $ 138,948
Crude oil marketing and trading                                  168,092              -        168,092
Change in derivative fair value                                    1,455              -          1,455
Gas gathering, marketing and processing                           74,459        (74,459)             -
Oil and gas service operations                                     9,114         -               9,114
                                                               ------------  --------------  -------------
Total revenues                                                   392,068        (74,459)       317,609

Operating costs and expenses:
Production                                                        37,604              -         37,604
Production taxes                                                  10,251              -         10,251
Exploration                                                       17,221              -         17,221
Crude oil marketing                                              166,731        (68,969)        97,762
Gas gathering, marketing and processing                           68,969              -         68,969
Oil and gas service operations                                     8,046              -          8,046
Depreciation, depletion and amortization of oil and gas
  properties                                                      37,329              -         37,329
Depreciation and amortization of other property and equipment      5,038         (3,248)         1,790
Property impairments                                               8,975              -          8,975
Asset retirement obligation accretion                              1,151              -          1,151
General and administrative                                        11,178           (762)        10,416
                                                               ------------  --------------  -------------
Total operating costs and expenses                               372,493        (72,979)       299,514

Operating income                                                  19,575         (1,480)        18,095

Other income (expenses):
Interest income                                                      108             (7)           101
Interest expense                                                 (20,258)           497        (19,761)
Other income, net                                                    197             (3)           194
Gain on disposition of assets                                        556             33            589
                                                              ------------- ---------------  -------------
Total other income (expense)                                     (19,397)           520        (18,877)

Income before change in accounting principle                         178           (960)          (782)

Cumulative effect of change in accounting principle                2,162         (1,889)           273
                                                              ------------- ---------------  -------------

Net income (loss)                                              $   2,340     $   (2,849)     $    (509)
                                                               ============  ==============  =============

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2004                  Continental Resources, Inc.,

                                       By:   ROGER V. CLEMENT
                                             Roger V. Clement
                                             Senior Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
No.          Description                       Method of Filing
---          -----------                       ----------------

10   Stock Purchase Agreement dated July 19,   Filed herewith electronically
     2004, among Continental Resources, Inc.,
     Harold Hamm, and Bert H. Mackie, as
     Trustee of the Harold Hamm DST Trust
     and the Harold Hamm HJ Trust